                                                                 EXHIBIT 99.9



                               DIRECTOR AGREEMENT


         THIS DIRECTOR AGREEMENT (this Agreement") is executed effective as of August 31, 1995 (the "Effective Date"), by and between NATIONAL CONVENIENCE STORES INCORPORATED, a Delaware corporation (the "Company"), and
______________________ ("Director").

                                R E C I T A L S:

         A. Director was elected a director of the Company to serve as such until the Company's ____ Annual Meeting of Stockholders, or until Director's successor has been elected.

         B. The Board of Directors of the Company (the "Board of Directors") has authorized the President of the Company to enter into a written agreement with Director regarding and formalizing (i) the compensation and other amounts to be paid Director in connection with Director's service on the Board of Directors, and (ii) certain other matters relating to Director's service on the Board of Directors.

                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Director hereby agree as follows:

                                   ARTICLE I
                         COMPENSATION AND RELATED ITEMS

         1.1 Compensation. As compensation and consideration for Director serving on the Board of Directors and/or serving on any committee of the Board of Directors, the Company agrees to pay Director, and Director agrees to accept, such compensation as may be approved from time to time by the Board of Directors, including, but not limited to, any retirement plans and programs, stock option agreements, and any medical, prescription, dental, disability, individual life, group life, and accidental death and travel insurance plans, programs and policies.

         1.2 Expenses. The Company agrees that, during Director's term on the Board of Directors, Director shall be allowed reasonable and necessary business expenses in connection with his serving on the Board of Directors and/or serving on any committee of the Board of Directors within guidelines established by the Board of Directors ("Business Expenses"). Company will promptly reimburse Director for all Business Expenses incurred by Director upon Director's presentation to the Company of an itemized account thereof, together with receipts, vouchers, or other supporting documentation. After the expiration of Director's term on the Board of Directors, however such expiration may come about, Director shall have ninety (90) days to submit for reimbursement Business Expenses incurred by Director.

         1.3     Certain Additional Payments by the Company.

                 (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or any of its affiliates to or for the benefit of Director, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (any such payments or distributions being individually referred to herein as a "Payment," and any two or more of such payments or distributions being referred to herein as "Payments"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (such excise tax, together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such excise tax, and any interest in respect of such penalties, additions to tax or additional amounts, being collectively referred herein to as the "Excise Tax"), then Director shall be entitled to receive an additional payment or payments (individually referred to herein as a "Gross-Up Payment" and any two or more of such additional payments being referred to herein as "Gross-Up Payments") in an amount such that after payment by Director of all taxes (as hereinafter defined) imposed upon the Gross-Up Payment, Director retains an amount of such Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b)      Subject to the provisions of Section 1.3(c) through
(i), any determination (individually, a "Determination") required to be made under this Section 1.3, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall initially be made, at the Company's expense, by nationally recognized tax counsel mutually acceptable to the Company and Director (the "Tax Counsel"). Tax Counsel shall provide detailed supporting legal authorities, calculations, and documentation both to the Company and Director within 15 business days of the termination of Director's employment, if applicable, or such other time or times as is reasonably requested by the Company or Director. If Tax Counsel makes the initial determination that no Excise Tax is payable by Director with respect to a Payment or Payments, it shall furnish Director with an opinion reasonably acceptable to Director that no Excise Tax will be imposed with respect to any such Payment or Payments. Director shall have the right to dispute a Determination (a "Dispute") within 15 business days after delivery of Tax Counsel's opinion with respect to such Determination. The Gross-Up Payment, if any, as determined pursuant to such Determination shall be paid by the Company to Director within five business days of Director's receipt of such Determination. The existence of a Dispute shall not in any way affect Director's right to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and Director, subject in all respects, however, to the provisions of Section 1.3(c) through (i) below. As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that Gross-Up Payments (or portions thereof) which will not have been made by the Company should have been made ("Underpayment"), and if upon any reasonable written request from Director or the Company or upon the Tax Counsel's own initiative, Tax Counsel, at the Company's expense, thereafter determines that Director is required to make a payment of any Excise Tax or any additional Excise Tax, as the case may be, Tax Counsel shall determine, at the Company's expense, the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to the Director.

                 (c) The Company shall defend, hold harmless, and indemnify Director on a fully grossed-up after tax basis from and against any and all claims, losses, liabilities, obligations, damages, impositions, assessments, demands, judgements, settlements, costs and expenses (including reasonable attorneys', accountants', and experts' fees and expenses) with respect to any tax liability of the Director resulting from any Final Determination (as hereinafter defined) that any Payment is subject to the Excise Tax.

                 (d) If a party hereto receives any written or oral communication with respect to any question, adjustment, assessment or pending or threatened audit, examination, investigation or administrative, court or other proceeding which, if pursued successfully, could result in or give rise to a claim by Director against the Company under this Section 1.3 ("Claim"), including, but not limited to, a claim for indemnification of Director by the Company under Section 1.3(c), then such party shall promptly notify the other party hereto in writing of such Claim ("Tax Claim Notice").

                 (e) If a Claim is asserted against Director ("Director Claim"), the Director shall take or cause to be taken such action in connection with contesting such Director Claim as the Company shall reasonably request in writing from time to time, including the retention of counsel and experts as are reasonably designated by the Company (it being understood and agreed by the parties hereto that the terms of any such retention shall expressly provide that the Company shall be solely responsible for the payment of any and all fees and disbursements of such counsel and any experts) and the execution of powers of attorney, provided that:

                          (i) within 30 calendar days after the Company receives or delivers, as the case may be, the Tax Claim Notice relating to such Director Claim (or such earlier date that any payment of the taxes claimed is due from Director, but in no event sooner than five calendar days after the Company receives or delivers such Tax Claim Notice), the Company shall have notified the Director in writing ("Election Notice") that the Company does not dispute its obligations (including, but not limited to, its indemnity obligations) under this Agreement and that the Company elects to contest, and to control the defense or prosecution of, such Director Claim at the Company's sole risk and sole cost and expense; and

                          (ii) the Company shall have advanced to Director on an interest-free basis, the total amount of the tax claimed in order for Director, at the Company's request, to pay or cause to be paid the tax claimed, file a claim for refund of such tax and, subject to the provisions of the last sentence of Section 1.3(g), sue for a refund of such tax if such claim for refund is disallowed by the appropriate taxing authority (it being understood and agreed by the parties hereto that the Company shall only be entitled to sue for a refund and the Company shall not be entitled to initiate any proceeding in, for example, United States Tax Court) and shall indemnify and hold Director harmless, on a fully grossed-up after tax basis, from any tax imposed with respect to such advance or with respect to any imputed income with respect to such advance; and

                          (iii) the Company shall reimburse Director for any and all costs and expenses resulting from any such request by the Company and shall indemnify and hold Director harmless, on fully grossed-up after-tax basis, from any tax imposed as a result of such reimbursement.

                 (f) Subject to the provisions of Section 1.3(e) hereof, the Company shall have the right to defend or prosecute, at the sole cost, expense and risk of the Company, such Director Claim by all appropriate proceedings, which proceedings shall be defended or prosecuted diligently by the Company to a Final Determination; provided, however, that (i) the Company shall not, without Director's prior written consent, enter into any compromise or settlement of such Director Claim that would adversely affect the Director,
(ii) any request from the Company to Director regarding any extension of the statute of limitations relating to assessment, payment, or collection of taxes for the taxable year of Director with respect to which the contested issues involved in, and amount of, the Director Claim relate is limited solely to such contested issues and amount, and (iii) the Company's control of any contest or proceeding shall be limited to issues with respect to the Director Claim and Director shall be entitled to settle or contest, in his sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. So long as the Company is diligently defending or prosecuting such Director Claim, Director shall provide or cause to be provided to the Company any information reasonably requested by the Company that relates to such Director Claim, and shall otherwise cooperate with the Company and its representatives in good faith in order to contest effectively such Director Claim. The Company shall keep Director informed of all developments and events relating to any such Director Claim (including, without limitation, providing to Director copies of all written materials pertaining to any such Director Claim), and Director or his authorized representatives shall be entitled, at Director's expense, to participate in all conferences, meetings and proceedings relating to any such Director Claim.

                 (g) If, after actual receipt by Director of an amount of a tax claimed (pursuant to an Director Claim) that has been advanced by the Company pursuant to Section 1.3(e)(ii) hereof, the extent of the liability of the Company hereunder with respect to such tax claimed has been established by a Final Determination, Director shall promptly pay or cause to be paid to the Company any refund actually received by, or actually credited to, the Director with respect to such tax (together with any interest paid or credited thereon by the taxing authority and any recovery of legal fees from such taxing authority related thereto), except to the extent that any amounts are then due and payable by the Company to Director, whether under the provisions of this Agreement or otherwise. If, after the receipt by Director of an amount advanced by the Company pursuant to Section 1.3(e)(ii), a determination is made by the Internal Revenue Service or other appropriate taxing authority that Director shall not be entitled to any refund with respect to such tax claimed and the Company does not notify Director in writing of its intent to contest such denial of refund prior to the expiration of thirty days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of any Gross-Up Payments and other payments required to be paid hereunder.

                 (h) With respect to any Director Claim, if the Company fails to deliver an Election Notice to Director within the period provided in
Section 1.3(e)(i) hereof or, after delivery of such Election Notice, the Company fails to comply with the provisions of Section 1.3(e)(ii) and (iii) and
(f) hereof, then Director shall at any time thereafter have the right (but not the obligation), at his election and in his sole and absolute discretion, to defend or prosecute, at the sole cost, expense and risk of the Company, such Director Claim. Director shall have full control of such defense or prosecution and such proceedings, including any settlement or compromise thereof. If requested by Director, the Company shall cooperate, and shall cause its affiliates to cooperate, in good faith with Director and his authorized representatives in order to contest effectively such Director Claim. The Company may attend, but not participate in or control, any defense, prosecution, settlement or compromise of any Director Claim controlled by Director pursuant to this Section 1.3 and shall bear its own costs and expenses with respect thereto. In the case of any Director Claim that is defended or prosecuted by Director, Director shall, from time to time, be entitled to current payment, on a fully grossed-up after tax basis, from the Company with respect to costs and expenses incurred by Director in connection with such defense or prosecution.

                 (i) In the case of any Director Claim that is defended or prosecuted to a Final Determination pursuant to the terms of this Section 1.3, the Company shall pay, on a fully grossed-up after tax basis, to Director in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Director Claim that have not theretofore been paid by the Company to Director, together with the costs and expenses, on a fully grossed-up after tax basis, incurred in connection therewith that have not theretofore been paid by the Company to Director, within ten calendar days after such Final Determination. In the case of any Director Claim not covered by the preceding sentence, the Company shall pay, on a fully grossed-up after tax basis, to Director in immediately available funds the full amount of any taxes arising or resulting from or incurred in connection with such Director Claim at least ten calendar days before the date payment of such taxes is due from Director, except where payment of such taxes is sooner required under the provisions of this Section 1.3, in which case payment of such taxes (and payment, on a fully grossed-up after tax basis, of any costs and expenses required to be paid under this Section 1.3) shall be made within the time and in the manner otherwise provided in this Section 1.3.

                 (j) For purposes of this Agreement, the term "Final Determination" shall mean (A) a decision, judgment, decree or other order by a court or other tribunal with appropriate jurisdiction, which has become final and non-appealable; (B) a final and binding settlement or compromise with an administrative agency with appropriate jurisdiction, including, but not limited to, a closing agreement under Section 7121 of the Code; (C) any disallowance of a claim for refund or credit in respect to an overpayment of tax unless a suit is filed on a timely basis; or (D) any final disposition by reason of the expiration of all applicable statutes of limitations.

                 (k) For purposes of this Agreement, the terms "tax" and "taxes" mean any and all taxes of any kind whatsoever (including, but not limited to, any and all Excise Taxes, income taxes, and employment taxes), together with any interest thereon, any penalties, additions to tax, or additional amounts with respect to such tax and any interest in respect of such penalties, additions to tax or additional amounts.

                 (l) For purposes of this Agreement, the terms "affiliate" and "affiliates" mean, when used with respect to any entity, individual, or other person, any other entity, individual, or other person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with such entity, individual or person. The term "control" and derivations thereof when used in the immediately preceding sentence means the ownership, directly or indirectly, of 50% or more of the voting securities of an entity or other person or possessing the power to direct or cause the direction of the management and policies of such entity or other person, whether through the ownership of voting securities, by contract or otherwise.

         1.4 Legal Fees and Expenses. The Company shall defend, hold harmless, and indemnify Director on a fully grossed-up after tax basis from and against any and all costs and expenses (including reasonable attorneys', accountants' and experts' fees and expenses) incurred by Director from time to time as a result of any contest (regardless of the outcome) by the Company or others contesting the validity or enforcement of, or liability under, any term or provision of this Agreement, plus in each case interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

                                   ARTICLE II
                                INDEMNIFICATION

         Director shall be entitled to such rights of indemnification and advancement of expenses as he may now or in the future be entitled under applicable law, the Company's certificate of incorporation and/or by-laws, any agreement, vote of stockholders, resolution of directors, or otherwise.

                                  ARTICLE III
                               GENERAL PROVISIONS

         3.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         3.2 Assignability. This Agreement is a personal services agreement which, except as provided in this Agreement, may not be assigned or transferred by Director. This Agreement shall be binding upon Director and the Company, and their respective heirs, successors and assigns. The Company shall require any corporation, entity, individual or other person who is the successor (whether direct or indirect, by purchase, merger, consolidation, reorganization, or otherwise) to all or substantially all of the business or assets of the Company to assume, by a written agreement in form and substance satisfactory to Director, all of the obligations of the Company under this Agreement.

         3.3 Amendments. Except as may be otherwise provided herein, this Agreement may not be amended or modified except by subsequent written agreement executed by both parties hereto.

         3.4 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one Agreement.

         3.5 Notices. Any notice provided for in this Agreement shall be deemed delivered upon deposit in the United States mails, registered or certified mail, addressed to the party to whom directed at the addresses set forth below or at such other addresses as may be substituted therefor by notice given hereunder. Notice given by any other means must be in writing and shall be deemed delivered only upon actual receipt.

                 If to the Company:

                 National Convenience Stores
                 100 Waugh Drive
                 Houston, Texas  77007
                 Attn:  President

                 If to Director:

                 _____________________________
                 _____________________________
                 _____________________________

         3.6 Waiver. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any breach of the same or any other term or condition of this Agreement.

         3.7 Severability. In the event any provision of this Agreement is found to be unenforceable or invalid, such provision shall be severable from this Agreement and shall not effect the enforceability or validity of any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                      NATIONAL CONVENIENCE STORES
                                      INCORPORATED



                                      By: ______________________________
                                               V. H. Van Horn
                                               President

                                                                       "COMPANY"



                                      __________________________________
                                               __________________


                                                                      "DIRECTOR"